UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 31, 2005

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of May 1, 2005, providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-10)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-120575	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 7th Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                              No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-10 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-120575) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued approximately $989,160,279.14 aggregate principal amount of Class A1, Class A2, Class A-IO, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-10 on May 31, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated January 25, 2005, as supplemented by the Prospectus Supplement dated March 23, 2005 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Offered Certificates (as defined herein) and the Other Certificates (as defined herein) were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of May 1, 2005, among Structured Asset Securities Corporation, as depositor,  JPMorgan Chase Bank, National Association, as trustee and Aurora Loan Services LLC, as master servicer.  The “Offered Certificates” consist of the following classes: Class A1, Class A2, Class A-IO, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7.  The Certificates and the “Other Certificates” (consisting of the Class P, Class X, Class CX and Class R Certificates), evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) the assets of which will primarily consist of one pool of conventional, first lien, adjustable rate, fully amortizing residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $989,160,279.14 as of May 1, 2005, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement dated as of May 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, and JPMorgan Chase Bank, National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of May 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of May 1, 2005, by and among Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services LLC, in the dual capacities of Servicer and Master Servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By: /s/Mary Stone

Name: Mary Stone

Title:   Vice President

Dated: May 31, 2005

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement dated as of May 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, and JPMorgan Chase Bank, National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of May 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of May 1, 2005, by and among Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services LLC, in the dual capacities of Servicer and Master Servicer.